                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 1, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)




             Pennsylvania               1-7410           25-1233834
     (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)          File Number)    Identification No.)


                         One Mellon Bank Center
                             500 Grant Street
                        Pittsburgh, Pennsylvania            15258
                 (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

By press release dated July 1, 1997, Mellon Bank Corporation (the "Corporation") announced that it has completed its acquisition of Buck Consultants, Inc., a leading global benefits consulting firm.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated July 1, 1997, announcing the matter referenced in Item 5 above.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MELLON BANK CORPORATION


Date:   July 3, 1997          By: CARK KRASIK
                                  Carl Krasik
                                  Associate General Counsel &
                                  Secretary
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                                 EXHIBIT INDEX


Number   Description                            Method of Filing


99.1     Press Release dated July 1, 1997       Filed herewith